Exhibit 10.3

 Horn,

ADDENDUM 2 TO FOUNDERS’ AGREEMENT

THIS ADDENDUM 2 TO FOUNDERS’ AGREEMENT (this “Addendum”), effective as of December 31, 2017 (the “Effective Date”), is made and entered into by and between Triple-V (1999) Ltd. and A-Labs Finance and Advisory Ltd. (each a “Founder”, and collectively the “Founders”). Each of the Founders shall sometimes be referred to as a “party” and collectively, as the “Parties”.

WHEREAS, the Founders hereto entered into a Founders’ Agreement, dated as of the September 1, 2017 (the “Agreement”); and

WHEREAS, the Parties desire to amend the Agreement, as further set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Parties agree as follows:

1.	Capitalized terms not otherwise defined herein shall bear the meaning ascribed to them in the Agreement.

2.	The parties agree that the Articles attached to this Addendum as Exhibit A shall be adopted by INX Ltd. and shall replace and supersede any previous forms agreed upon between the parties.

3.	Section 4.1 of the Founders Agreement, relating to the nomination of Board members, shall be deleted, effective as of the date hereof.

4.	Unless amended hereby, all provisions of the Agreement shall remain in full force and effect.

[THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK]

Confidential

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Execution Copy

[Signature Page to Addendum to Founders’ Agreement]

IN WITNESS WHEREOF, the Parties hereto have executed this Addendum as of the date first written above.

Triple-V (1999) Ltd.	A-Labs Finance and Advisory Ltd.

Confidential

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